John Hancock Trust
Supplement dated 10-10-08 to the current
Prospectus dated May 1, 2008

The Board of Trustees of John Hancock Trust (the “Trust”) has approved participation in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the “Program”) by the Money Market Trust and the Money Market Trust B (each a “Money Market Fund,” and collectively, the “Money Market Funds”) through December 18, 2008. Participation in the Program for either Money Market Fund becomes effective upon the U.S. Treasury Department’s acceptance of that Fund’s application to participate in the Program.

Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share ($10.00 per share in the case of the Money Market Trust). Subject to certain conditions, shares held by investors in each of the Money Market Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event the Fund “breaks the buck” (i.e., market-based net asset value per share is less than $0.995 ($9.95 in the case of the Money Market Trust) (a “Guarantee Event”) during the term of the Program and the Guarantee Event is not cured. In order to qualify for the protection, the Money Market Fund must liquidate within 30 days of the Guarantee Event unless the U.S. Treasury Department permits a longer time period.

The Program only covers the amount a shareholder held in a Money Market Fund as of the close of business on September 19, 2008 or the amount a shareholder holds if and when a Guarantee Event occurs, whichever is less. Accordingly, shares of a Money Market Fund acquired by shareholders after September 19, 2008 that represent an increase over the amount of Fund shares held on September 19, 2008 are not eligible for protection under the Program. The account of a shareholder who has continuously invested in a Money Market Fund since September 19, 2008 would receive an amount for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share ($10 per share in the case of the Money Market Trust) if a Guarantee event occurs. The Program is subject to an overall limit of $50 billion for all money market funds participating in the Program and payments under the Program are dependent on the availability of assets in the Program at the time a request for payment is made.

The cost for each Money Market Fund to participate in the initial three months of the Program is 0.01% of the net asset value of the Fund (as of September 19, 2008) and this cost will be borne by the Fund.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, each Money Market Fund will consider whether to continue to participate. A Money Market Fund will bear any additional cost to participate in the extended Program. .

The effect of the cost of the Program is reflected in the following tables, which replace the information in the section of the Prospectus titled “Fund Annual Expenses” for the Money Market Funds.

Money Market Trust

	Distribution		Acquired	Trust	Contractual	Net Fund
Management	and service	Other	Fund Fees and Operating		Expense	Operating
Fee	(12b-1) fee	Expenses	Expenses(1)	Expenses (1) Reimbursement		Expenses
Series NAV
0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
Series I
0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
Series II
0.48%	0.25%	0.04%	0.00%	0.77%	0.01%	0.76%

Money Market Trust B (2)

						Extraordinary
						Expenses Not
			Acquired		Contractual	Subject to the
	Distribution		Fund Fees	Trust	Expense	Contractual	Net Fund
Management	and service	Other	and	Operating	Reimburse-	Expense	Operating
Fee	(12b-1) fee	Expenses	Expenses (1)	Expenses (1)	ment	Reimbursement (3)	Expenses
0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.01%	0.29%

(1) The “Total Operating Expenses” include fees and expenses incurred indirectly by a Money Market Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Fund Annual Expenses shown may not correlate to the Money Market Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund’s current fiscal year.

(2) The Money Market Trust B is sold only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, the Fund is subject to the following expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC, the Fund’s investment adviser (the “Adviser”): the Adviser has agreed to waive its advisory fee (or, if necessary reimburse expenses of the Fund) in an amount so that the rate of the Fund’s Operating Expenses does not exceed its “Net Operating Expenses” as listed in the table above. The Fund’s “Total Operating Expenses” includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to the Fund will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(3) Extraordinary Expenses consists of the fee for the Program.

The “Example of Expenses” for the Money Market Trust and the Money Market Trust B is amended and restated as follows:

Fund/Class	Year 1	Year 3	Year 5	Year 10

Money Market
Trust

Series NAV	$52	$166	$290	$652

Series I	$57	$182	$317	$713

Series II	$78	$245	$427	$953

Money Market
Trust B

Series NAV	$30	$144	$268	$631